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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934	OMB Number: 3235-0060 Expires: March 31, 2006 Estimated average burden hours per response . . . 28.0
SEC FILE NUMBER
CUSIP NUMBER

Date of Report (Date of earliest event reported)     February 28, 2006

MathStar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51560	41-1881957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5900 Green Oak Drive, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 746-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On February 28, 2006, MathStar, Inc. held a conference call to discuss its 2005 results and management’s outlook for the first quarter of 2006.  A copy of the script for the conference call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits.

The following exhibit is being field with this Current Report on Form 8-K and is hereby incorporated herein by reference:

99.1         A copy of the script for the conference call held by MathStar, Inc. on February 28, 2006.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vital Images Inc.

Date: February 28, 2006
	By	/s/ James W. Cruckshank
James W. Cruckshank
Vice President of Administration and Chief Financial Officer
(Principal Financial Officer and Chief Accounting Officer)

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